                                                               EXHIBIT 10.1(a)

                      AGREEMENT AND PLAN OF REORGANIZATION

                                    BETWEEN

                           MAILE INTERNATIONAL, INC.

                                      AND

                                   SIMEX A.S.

                               TABLE OF CONTENTS

 1.      Plan of Reorganization................................................................................   1

 2.      Exchange of Shares ...................................................................................   1

 3.      Pre-Closing Events....................................................................................   2

 4.      Exchange of Securities................................................................................   2

 5.      Post Acquisition Events...............................................................................   3

 6.      Other Matters.........................................................................................   3

 7.      Delivery of Shares....................................................................................   4

 8.      Representations of Simex Shareholders.................................................................   4

 9.      Representations of Simex..............................................................................   4

10.      Representations of Maile and Mower....................................................................   6

11.      Closing...............................................................................................   8

12.      Conditions Precedent to the Obligations of Simex......................................................   8

13.      Conditions Precedent to the Obligations of Maile......................................................  10

14.      Indemnification.......................................................................................  10

15.      Nature and Survival of Representations................................................................  11

16.      Documents at Closing..................................................................................  11

17.      Finder's Fees.........................................................................................  12

18.      Miscellaneous.........................................................................................  12

19.      Signature Page........................................................................................  13

Exhibit A - Simex Stockholder Schedule
Exhibit B - Amendment to Articles of Incorporation
Exhibit C - Investment Letter

                      AGREEMENT AND PLAN OF REORGANIZATION

         This Agreement and Plan of Reorganization (hereinafter the "Agreement") is entered into effective as of this ___ day of _________________ 1998, by and among Maile International, Inc., a Nevada corporation (hereinafter "Maile"); Clark Mower, the sole officer and director of Maile (hereinafter "Mower"); Simex A.S., a Norwegian corporation (hereinafter "Simex"), and the owners of all the outstanding shares of common stock of Simex (hereinafter the "Simex Stockholders").

                                   RECITALS:

         WHEREAS, the Simex Stockholders own all of the issued and outstanding common stock of Simex which comprises 200 shares (the "Simex Common Stock"). Maile desires to acquire the Simex Common Stock solely in exchange for voting common stock of Maile, making Simex a wholly-owned subsidiary of Maile; and

         WHEREAS, the Simex Stockholders (as set forth on the attached Exhibit "A") desire to acquire voting common stock of Maile in exchange for the Simex Common Stock, as more fully set forth herein.

         NOW THEREFORE, for the mutual consideration set out herein, and other good and valuable consideration, the legal sufficiency of which is hereby acknowledged, the parties agree as follows:

                                   AGREEMENT

         1. PLAN OF REORGANIZATION. It is hereby agreed that all of the Simex Common Stock shall be acquired by Maile in exchange solely for Maile common voting stock (the "Maile Shares"). It is the intention of the parties hereto that all of the issued and outstanding shares of capital stock of Simex shall be acquired by Maile in exchange solely for Maile common voting stock and that this entire transaction qualify as an organizational exchange under
Section 351 of the Internal Revenue Code of 1986, as amended, and related or other applicable sections thereunder and/or a corporate reorganization under
Section 368(a)(1)(B).

         2. EXCHANGE OF SHARES. Maile and Simex Stockholders agree that on the Closing Date or at the Closing as hereinafter defirted, the Simex Common Stock shall be delivered at Closing to Maile in exchange for the Maile Shares, after giving effect to a 2.21 to 1 reverse stock split (the "Maile Reverse Stock Split") as to all presently outstanding shares of Maile common stock, as follows:

         (a) At Closing, Maile shall, subject to the conditions set forth herein, issue an aggregate of 6,000,000 shares of Maile common stock for immediate delivery to the Simex Stockholders on the basis of 30,000 Maile Shares for each one Simex share of Simex Common Stock.

         (b) At Closing, Maile shall deliver to a mutually acceptable escrow agent (the "Escrow Agent") 1,500,000 shares of its common stock (the "Escrow Shares") registered in the names of the Simex Stockholders on the basis of 7,500 Maile Shares for each outstanding share of Simex Conunon Stock. The Escrow Shares shall be held by the Escrow Agent until Simex delivers its year-end consolidated audited financial statements for the year ended December 3 1, 1998 or 1999 (the "1998 or 1999 Financial Statements"), to Escrow Agent. If said financial statements, prepared in compliance with all standards imposed by the Securities and Exchange Commission for reporting companies such as the surviving public company in the transactions described in this agreement, reflect earnings, before income taxes and extraordinary items of depreciation as allowed by Norwegian law, in an amount of at least $1,800,000 USD (based on an exchange rate not to exceed 7.32 NOK per USD), the Escrow Agent shall deliver the Escrow Shares to the Simex Stockholders and the escrow shall terminate. If however, the 1998 or 1999 Financial Statements do not reflect at least $1,800,000 earnings as described herein, the Escrow Agent shall deliver the Escrow Shares to Maile's transfer agent for immediate cancellation.

         (c) Each Simex Stockholder shall execute this Agreement.

         (d) Unless otherwise agreed by Maile and Simex this transaction shall close only in the event Maile is able to acquire all of the outstanding Simex Common Stock.

         3. PRE-CLOSING EVENTS. The Closing is subject to the completion of the following:

         (a) Maile shall have authorized 50,000,000 shares of $.001 par value common stock and 5,000,000 shares of $.001 par value preferred stock. The preferred stock shall be subject to issuance in such series and with such rights, preferences and designations as determined in the sole discretion of the board of directors.

         (b) Maile shall have effectuated the Maile Reverse Stock Split at or prior to Closing, and shall have 2,512,857 shares of its common stock issued and outstanding and no other shares of capital stock issued or outstanding.

         (c) Maile shall demonstrate to the reasonable satisfaction of Simex that it has no material assets and no liabilities contingent or fixed.

         4. EXCHANGE OF SECURITIES. As of the Closing Date each of the following shall occur:

         (a) Each share of Simex Common Stock issued and outstanding immediately prior to the Closing Date shall be exchanged for (a) 30,000 Maile Shares to be delivered at Closing, and (b) 7,500 Maile Shares to be delivered into escrow and held by the Escrow Agent on behalf of the Simex Stockholders. All such outstanding shares of Sirnex Common Stock shall be deemed, after Closing, to be owned by Maile. The holders of such certificates previously evidencing shares of Simex Common Stock outstanding immediately prior to the Closing Date shall cease to have any rights with respect to such shares of Simex Common Stock except as otherwise provided herein or by law;

         (b) Any shares of Simex Common Stock held in the treasury of Simex immediately prior to the Closing Date shall automatically be canceled and extinguished without any conversion thereof and no payment shall be made with respect thereto;

         (c) The 2,512,857 shares of Maile common stock previously issued and outstanding prior to the Closing will remain outstanding.

         5. OTHER EVENTS OCCURRING AT CLOSING. At Closing, the following shall be accomplished:

         (a) Maile shall file an amendment to its Articles of Incorporation with the Secretary of State of the State of Nevada in substantially the form attached hereto as Exhibit "B" effecting an amendment to its Articles of Incorporation, to reflect a name change, authorize the Series A Cumulative Preferred Stock and to accomplish the Maile Reverse Stock Split, all as set forth in the attached Exhibit "B".

         (b) The resignation of the existing Maile officers and directors and appointment of new officers and directors as described in Section 12(f) hereof.

         (c) Maile shall have completed (i) a private placement of 357,142 shares of its common stock at $1.40 per share and (ii) a private placement of 1, 130,000 shares of Series A Cumulative Preferred Stock at $1.90 per share. The gross proceeds of these offerings (the "Maile Financing") shall be $2,647,000, which amount, less $100,000 costs, shall be delivered to the control of new management of Maile at Closing in good funds. IMe Maile Financing shall have been completed in compliance with all applicable state and federal securities laws and the securities sold shall be delivered at Closing to the investors in the Maile Financing. The terms and conditions of the Series A Cumulative Preferred Stock are set forth in the attached Exhibit "B", which is by the reference incorporated herein.

         6.      OTHER MATTERS.

         (a) Except for the recapitalization of Maile, including the Maile Reverse Stock Split, there shall be no stock dividend, stock split, recapitalization, or exchange of shares with respect to or rights issued in respect of, Maile's capital stock after the date hereof and there shall be no dividends paid on Maile's capital stock after the date hereof, in each case through and including the Closing Date.

         (b) Simex shall have received all requisite director and shareholder approval of all matters set forth herein, and no shareholder of Simex shall have exercised any dissenters rights under applicable corporate law.

         (c) The acquisition of ownership of all outstanding Simex Common Stock shall be in compliance with Norwegian law and any applicable Norwegian regulations governing ownership of stock of a Norwegian corporation.

          (d) Maile shall have received all requisite shareholder approval of the matters set forth herein.

          (e) All parties hereto acknowledge and recognize that as an integral part of the consideration given herein and as an inducement to the investors in the Maile Financing, Maile has agreed and committed to immediately proceed, upon Closing, to obtain all necessary audited financial statements and to commence preparation for filing, as soon as practicable, a registration statement with the Securities and Exchange Commission ("S.E.C."), registering for resale the shares of Maile common stock issued or issuable in the Maile Financing. Therefore Maile, with the complete cooperation of Simex, hereby agrees to commence preparation of said registration statement for filing with the S.E.C. and all applicable state jurisdictions and to attempt to file such registration statement within three months of Closing and to prosecute the same with all diligence to effectiveness.

          7. DELIVERY OF SHARES. On or as soon as practicable after the Closing Date, Simex will use its best efforts to cause the Simex Stockholders to surrender for cancellation certificates representing their shares of Simex Common Stock, against delivery of certificates representing the Maile Shares for which the shares of Simex Common Stock are to be exchanged at Closing.

          8. REPRESENTATIONS OF SIMEX STOCKHOLDERS. Simex Stockholders hereby represent and warrant each only as to its own Simex Common Stock, effective this date and the Closing Date as follows:

         (a) Except as may be set forth in Exhibit "A", the Simex Common Stock is free from claims, liens, or other encumbrances, and at the Closing Date Simex Stockholders will have good title and the unqualified right to transfer and dispose of such Simex Common Stock.

         (b) Each Simex Stockholder, respectively, is the sole owner of the issued and outstanding Simex Common Stock as set forth in Exhibit "A";

         (c) No Simex Stockholder has the present intent to sell or dispose of the Maile Shares and no Simex Stockholder is under a binding obligation, formal commitment, or existing plan to sell or otherwise dispose of the Maile Shares.

         9. REPRESENTATIONS OF SIMEX. Simex hereby represents and warrants as follows, which warranties and representations shall also be true as of the Closing Date:

         (a) Except as noted on Exhibit "A", the Simex Stockholders listed on the attached Exhibit "A" are the sole owners of record and beneficially of the issued and outstanding common stock of Simex.

         (b) Simex has no outstanding or authorized capital stock, warrants, options or convertible securities other than as described in the Simex Financial Statements or in Exhibit "A", attached hereto.

         (c) The unaudited financial statements as of and for the years ended December 31, 1996 and 1997, which have been delivered to Maile (hereinafter referred to as the "Simex Financial Statements") are complete and accurate and fairly present the financial condition of Simex as of the dates thereof and the results of its operations for the periods covered. There are no material liabilities or obligations, either fixed or contingent, not disclosed in the Simex Financial Statements or in any exhibit thereto or notes thereto other than contracts or obligations in the ordinary course of business; and no such contracts or obligations in the ordinary course of business constitute liens or other liabilities which materially alter the financial condition of Simex as reflected in the Simex Financial Statements. Simex has good title to all assets shown on the Simex Financial Statements subject only to dispositions and other transactions in the ordinary course of business, the disclosures set forth therein and liens and encumbrances of record. The Simex Financial Statements have been prepared in accordance with Norwegian generally accepted accounting principles consistently applied (except as may be indicated therein or in the notes thereto) and reconciled to U.S. generally accepted accounting principles.

         (d) Since the date of the Simex Financial Statements, there have not been any material adverse changes in the financial position of Simex except changes arising in the ordinary course of business, which changes will in no event materially and adversely affect the financial position of Simex.

         (e) Simex is not a party to any material pending litigation or, to its best knowledge, any governmental investigation or proceeding, not reflected in the Simex Financial Statements, and to its best knowledge, no material litigation, claims, assessments or any governmental proceedings are threatened against Simex.

         (f) Simex is in good standing in its jurisdiction of incorporation, and is in good standing and duly qualified to do business in each jurisdiction where required to be so qualified except where the failure to so qualify would have no material negative impact on Simex.

         (g) Simex has (or, by the Closing Date, will have filed) all material tax, governmental and/or related forms and reports (or extensions thereof) due or required to be filed and has (or will have) paid or made adequate provisions for all taxes or assessments which have become due as of the Closing Date.

         (h) Simex has not materially breached any material agreement to which it is a party. Simex has previously given Maile copies or access thereto of all material contracts, commitments and/or agreements to which Simex is a party including all relationships or dealings with related parties or affiliates.

         (i) Simex has no subsidiary corporations except as described in writing to Maile.

         (j) Simex has made all material corporate financial records, minute books, and other corporate documents and records available for review to present management of Maile prior to the Closing Date, during reasonable business hours and on reasonable notice.

         (k) The execution of this Agreement does not materially violate or breach any material agreement or contract to which Simex is a party and has been duly authorized by all appropriate and necessary corporate action under Norwegian law and Simex, to the extent required, has obtained all necessary approvals or consents required by any agreement to which Simex is a party.

         (1) All information regarding Simex which is set forth in its Confidential Business Plan or otherwise delivered to Maile by Simex for use in connection with the transaction (the "Acquisition") described herein is true, complete and accurate in all material respects.

         10. REPRESENTATIONS OF MAILE AND MOWER. Maile, and Mower to the best of his knowledge, hereby jointly and severally represent and warrant as follows, each of which representations and warranties shall continue to be true as of the Closing Date:

         (a) As of the Closing Date, the Maile Shares, (including the Escrow Shares) to be issued and delivered to the Simex Stockholders hereunder will, when so issued and delivered, constitute, duly authorized, validly and legally issued shares of Maile common stock, fully-paid and nonassessable.

         (b) Maile has the corporate power to enter into this Agreement and to perform its respective obligations hereunder. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by the board of directors of Maile. The execution and performance of this Agreement will not constitute a material breach of any agreement, indenture, mortgage, license or other instrument or document to which Maile is a party and will not violate any judgment, decree, order, writ, rule, statute, or regulation applicable to Maile or its properties. The execution and performance of this Agreement will not violate or conflict with any provision of the Articles of Incorporation or bylaws of Maile.

         (c) Maile has delivered to Simex a true and complete copy of its audited financial statements for the years ended December 31, 1996 and 1997, (the "Maile Financial Statements"). The Maile Financial Statements are complete, accurate and fairly present the financial condition of Maile as of the dates thereof and the results of its operations for the periods then ended. There are no material liabilities or obligations either fixed or contingent not reflected therein except as provided in subparagraph (e) below. The Maile financial statements have been prepared in accordance with generally accepted accounting principles applied on a consistent basis (except as may be indicated therein or in the notes thereto) and fairly present the financial position of Maile as of the dates thereof and the results of its operations and changes in financial position for the periods then ended.

         (d) Since December 31, 1997, there have not been any material adverse changes in the financial condition of Maile except with regard to disbursements to pay reasonable and ordinary expenses in connection with maintaining its corporate status and pursuing the matters contemplated in this Agreement. Prior to Closing, all advances payable, all accounts payable and other liabilities of Maile shall be paid and satisfied in full.

         (e) Maile is not a party to or the subject of any pending litigation, claims, or governmental investigation or proceeding not reflected in the Maile Financial Statements or otherwise disclosed herein, and there are no lawsuits, claims, assessments, investigations, or similar matters, to the best knowledge of Mower, threatened or contemplated against or affecting Maile, its management or its properties.

         (f) Maile is duly organized, validly existing and in good standing under the laws of the State of Nevada; has the corporate power to own its property and to carry on its business as now being conducted and is duly qualified to do business in any jurisdiction where so required except where the failure to so qualify would have no material negative impact on it.

         (g) Maile has filed all federal, state, county and local income, excise, property and other tax, governmental and/or related returns, forms, or reports, which are due or required to be filed by it prior to the date hereof, except where the failure to do so would have no material adverse impact on Maile, and has paid or made adequate provision in the Maile Financial Statements for the payment of all taxes, fees, or assessments which have or may become due pursuant to such returns or pursuant to any assessments received. Maile is not delinquent or obligated for any tax, penalty, interest, delinquency or charge.

         (h) There are no existing options, calls, warrants, preemptive rights or commitments of any character relating to the issued or unissued capital stock or other securities of Maile, except as contemplated in this agreement.

         (i) The corporate financial records, minute books, and other documents and records of Maile have been made available to Simex prior to the Closing.

         (j) Maile has not breached, nor is there any pending, or to the knowledge of management, any threatened claim that Maile has breached, any of the terms or conditions of any agreements, contracts or commitments to which it is a party or by which it or its assets are is bound. The execution and performance hereof will not violate any provisions of applicable law or any agreement to which Maile is subject. Maile hereby represents that it is not a party to any material contract or commitment other than appointment documents with its transfer agent, and that it has disclosed to Simex all relationships or dealings with related parties or affiliates.

         (k) Maile common stock is currently approved for quotation on the NASD Electronic Bulletin Board and there are no stop orders in effect with respect thereto.

          (1) All information regarding Maile which has been provided to Simex in the Maile Due Diligence Statement dated August 15, 1997 or otherwise disclosed to the public in connection with the transactions contemplated herein, is true, complete and accurate in all material respects. Maile and Mower specifically disclaim any responsibility regarding disclosures as to Simex or its business.

          11. CLOSING. The Closing of the transactions contemplated herein shall take place on such date (the "Closing") as mutually determined by the parties hereto when all conditions precedent have been met and all required documents have been delivered, which Closing shall be no later than April 30, 1998, unless extended by mutual consent of all parties hereto. The "Closing Date" of the transactions described herein (the "Acquisition"), shall be that date on which all conditions set forth herein have been met and the Maile Shares are issued in exchange for the Simex Common Stock.

          12. CONDITIONS PRECEDENT TO THE OBLIGATIONS OF SIMEX. All obligations of Simex under this Agreement are subject to the fulfillment, prior to or as of the Closing and/or the Closing Date, as indicated below, of each of the following conditions:

          (a) The representations and warranties by or on behalf of Mower and Maile contained in this Agreement or in any certificate or document delivered pursuant to the provisions hereof shall be true in all material respects at and as of the Closing and Closing Date as though such representations and warranties were made at and as of such time.

          (b) Maile shall have performed and complied with all covenants, agreements, and conditions set forth in, and shall have executed and delivered all documents required by this Agreement to be performed or complied with or executed and delivered by it prior to or at the Closing.

          (c) On or before the Closing, the board of directors, and shareholders representing a majority interest the outstanding common stock of Maile, shall have approved in accordance with applicable state corporation law the execution and delivery of this Agreement and the consummation of the transactions contemplated herein.

          (d) On or before the Closing Date, Maile shall have delivered to Simex certified copies of resolutions of the board of directors and shareholders of Maile approving and authorizing the execution, delivery and performance of this Agreement and authorizing all of the necessary and proper action to enable Maile to comply with the terms of this Agreement including the election of Simex's nominees to the Board of Directors of Maile and all matters outlined herein.

          (e) The Acquisition shall be permitted by applicable law and Maile shall have sufficient shares of its capital stock authorized to complete the Acquisition.

         (f) At Closing, the existing officers and directors of Maile shall have resigned in writing from all positions as directors and officers of Maile effective upon the election and appointment of the Simex nominees.

         (g) At the Closing, all instruments and documents delivered to Simex and Simex Stockholders pursuant to the provisions hereof shall be reasonably satisfactory to legal counsel for Simex.

         (h) The shares of restricted Maile capital stock to be issued to Simex Stockholders and in the Maile Financing at Closing will be validly issued, nonassessable and fully-paid under Nevada corporation law and will be issued in compliance with all federal, state and applicable corporation and securities laws.

         (i) Simex and Simex Stockholders shall have received the advice of their tax advisor, if deemed necessary by them, as to all tax aspects of the Acquisition.

         (j) Simex shall have received all necessary and required approvals and consents from required parties and its shareholders.

         (k) Maile shall have $2,547,000 in good funds, at Closing, from the Maile Financing, for delivery at the direction of Simex.

         (1) At the Closing, Maile shall have delivered to Simex an opinion of its counsel dated as of the Closing to the effect that:

                  (i) Maile is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation;

                  (ii) This Agreement has been duly authorized, executed and delivered by Maile and is a valid and binding obligation of Maile enforceable in accordance with its terms;

                  (iii) Maile through its board of directors and stockholders has taken all corporate action necessary for performance under this Agreement;

                  (iv) The documents executed and delivered by Maile to Simex and Simex Stockholders hereunder are valid and binding in accordance with their terms and vest in Simex Stockholders, as the case may be, all right, title and interest in and to the Maile Shares to be issued pursuant to the terms hereof, and the Maile Shares when issued will be duly and validly issued, fully-paid and nonassessable;

                  (v) Maile has the corporate power to execute, deliver and perform under this Agreement;

                  (vi) Legal counsel for Maile is not aware of any liabilities, claims or lawsuits involving Maile;

          13. CONDITIONS PRECEDENT TO THE OBLIGATIONS OF MAILE. All obligations of Maile under this Agreement are subject to the fulfillment, prior to or at the Closing, of each of the following conditions:

          (a) The representations and warranties by Simex and Simex Stockholders contained in this Agreement or in any certificate or document delivered pursuant to the provisions hereof shall be true in all material respects at and as of the Closing as though such representations and warranties were made at and as of such time.

          (b) Simex shall have performed and complied with, in all material respects, all covenants, agreements, and conditions required by this Agreement to be performed or complied with by it prior to or at the Closing;

          (c) Simex shall deliver on behalf of the Simex Stockholders a letter commonly known as an "Investment Utter," signed by each of said shareholders, in substantially the form attached hereto as Exhibit "C", acknowledging that the Maile Shares are being acquired for investment purposes.

          (d) Simex shall deliver an opinion of its legal counsel to the effect that:

                 (i) Simex is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation and is duly qualified to do business in any jurisdiction where so required except where the failure to so qualify would have no material adverse impact on Simex;

                 (ii) This Agreement has been duly authorized, executed and delivered by Simex.

                 (iii) The documents executed and delivered by Simex and Simex Stockholders to Maile hereunder are valid and binding in accordance with their terms and vest in Maile all right, title and interest in and to the Simex Common Stock, which stock is duly and validly issued, fully-paid and nonassessable.

          14. INDEMNIFICATION. For a period of one year from the Closing, Maile and Mower agree to jointly and severally indemnify and hold harmless Simex, and Simex agrees to indemnify and hold harmless Maile and Mower, at all times after the date of this Agreement against and in respect of any liability, damage or deficiency, all actions, suits, proceedings, demands, assessments, judgments, costs and expenses including attorney's fees incident to any of the foregoing, resulting from any material misrepresentations made by an indemnifying party to an indemnified party, an indemnifying party's breach of covenant or warranty or an indemnifying party's nonfulfillment of any agreement hereunder, or from any material misrepresentation in or omission from any certificate furnished or to be furnished hereunder.

          15. NATURE AND SURVIVAL OF REPRESENTATIONS. All representations, warranties and covenants made by any party in this Agreement shall survive the Closing and the consummation of the transactions contemplated hereby for one year from the Closing. All of the parties hereto are executing and carrying out the provisions of this Agreement in reliance solely on the representations, warranties and covenants and agreements contained in this Agreement and not upon any investigation upon which it might have made or any representation, warranty, agreement, promise or information, written or oral, made by the other party or any other person other than as specifically set forth herein.

          16. DOCUMENTS AT CLOSING. At the Closing, the following documents shall be delivered:

         (a) Simex will deliver, or will cause to be delivered, to Maile the following:

                 (i) a certificate executed by the President and Secretary of Simex to the effect that all representations and warranties made by Simex under this Agreement are true and correct as of the Closing, the same as though originally given to Maile on said date;

                  (ii) a certificate from the jurisdiction of incorporation of Simex dated at or about the Closing to the effect that Simex is in good standing under the laws of said jurisdiction;

                  (iii) Investment Letters in the form attached hereto as Exhibit "C" executed by each Simex Stockholder;

                  (iv) such other instruments, documents and certificates, if any, as are required to be delivered pursuant to the provisions of this Agreement;

                  (v) certified copies of resolutions adopted by the shareholders and directors of Simex authorizing this transaction; and

                  (vi) all other items, the delivery of which is a condition precedent to the obligations of Maile as set forth herein.

                  (vii) the legal opinion required by Section 13(d) hereof.

         (b) Maile will deliver or cause to be delivered to Simex:

                  (i) stock certificates representing the Maile Shares (including the Escrow Shares) to be issued as a part of the stock exchange as described herein;

                  (ii) a certificate of the President of Maile, to the effect that all representations and warranties of Maile made under this Agreement are true and correct as of the Closing, the same as though originally given to Simex on said date;

                  (iii) certified copies of resolutions adopted by Maile's board of directors and Maile's Stockholders authorizing the Acquisition and all related matters described herein;

                  (iv) certificate from the jurisdiction of incorporation of Maile dated at or about the Closing Date that Maile is in good standing under the laws of said state;

                  (v) opinion of Maile's counsel as described in Section 12(k) above;

                  (vi) such other instruments and documents as are required to be delivered pursuant to the provisions of this Agreement;

                  (vii) resignation of all of the existing officers and directors of Maile;

                  (viii) all corporate and financial records of Maile; and

                  (ix) all other items, the delivery of which is a condition precedent to the obligations of Simex, as set forth in Section 13 hereof.

          17. FINDER'S FEES. Maile, represents and warrants to Simex, and Simex represents and warrants to Maile that neither of them, or any party acting on their behalf, has incurred any liabilities, either express or implied, to any "broker" of "finder" or similar person in connection with this Agreement or any of the transactions contemplated hereby. In this regard, Maile, on the one hand, and Simex on the other hand, will indemnify and hold the other harmless from any claim, loss, cost or expense whatsoever (including reasonable fees and disbursements of counsel) from or relating to any such express or implied liability.

          18.  MISCELLANEOUS.

          (a) Further Assurances. At any time, and from time to time, after the Closing Date, each party will execute such additional instruments and take such action as may be reasonably requested by the other party to confirm or perfect title to any property transferred hereunder or otherwise to carry out the intent and purposes of this Agreement.

          (b) Waiver. Any failure on the part of any party hereto to comply with any of its obligations, agreements or conditions hereunder may be waived in writing by the party to whom such compliance is owed.

          (c) Termination. All obligations hereunder may be terminated at the discretion of either party's board of directors if (i) the closing conditions specified in Sections 12 and 13 are not met by April 30, 1998, unless extended, or (ii) any of the representations and warranties made herein have been materially breached.

          (d) Amendment. This Agreement may be amended only in writing as agreed to by all parties hereto.

         (e) Notices. All notices and other communications hereunder shall be in writing and shall be deemed to have been given if delivered in person or sent by prepaid first class registered or certified mail, return receipt requested.

         (f) Headings. The section and subsection headings in this Agreement are inserted for convenience only and shall not affect in any way the meaning or interpretation of this Agreement.

         (g) Counterparts. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         (h) Binding Effect. This Agreement shall be binding upon the parties hereto and inure to the benefit of the parties, their respective heirs, administrators, executors, successors and assigns.

         (i) Entire Agreement. This Agreement and the attached Exhibits constitute the entire agreement of the parties covering everything agreed upon or understood in the transaction. There are no oral promises, conditions, representations, understandings, interpretations or terms of any kind as conditions or inducements to the execution hereof.

         (j) Time. Time is of the essence.

         (k) Severability. If any part of this Agreement is deemed to be unenforceable the balance of the Agreement shall remain in full force and effect.

         (1) Responsibility and Costs. All fees, expenses and out-of-pocket costs and expenses, including, without limitation, fees and disbursements of counsel, advisors and accountants, incurred by the parties hereto shall be borne solely and entirely by the party that has incurred such costs and expenses.

         IN WITNESS WHEREOF, the parties have executed this Agreement the day and year first above written.

                                MAILE INTERNATIONAL, INC.




                                By: /s/ Clark Mower
                                   -----------------------------------------
                                   Clark Mower, President and Secretary



                                 /s/ Clark Mower
                                --------------------------------------------
                                Clark Mower, individually



                                SIMEX A.S.



By: /s/ Elmer Lunde             By: /s/ Knut T. Rosvold
   ------------------------        -----------------------------------------
      Secretary                         President



                                   SHAREHOLDERS OF SIMEX A.S.



                                    /s/ Elmer Lunde
                                   -----------------------------------------


                                    /s/ Ogstein Frafjord
                                   -----------------------------------------


                                    /s/ Knut T. Rosvold
                                   -----------------------------------------

                                   -----------------------------------------

                                  EXHIBIT "A"

                    To Agreement and Plan of Reorganization

                           List of Simex Stockholders
                           --------------------------

                                             Simex               Maile Shares               Maile Shares to be
Name                                         Shares              Issued in Escrow           Issued as Closing
----                                         ------              ----------------           -----------------

Elmer Lunde                                   140.4                  1,053,000                   4,212,000
2880 Holcomb Bridge Road
Bldg. B-9, Suite 588
Alpharetta, GA 30202

Kjell 1. Jagelid                               20.0                    150,000                     600,000
2880 Holcomb Bridge Road
Bldg. B-9, Suite 588
Alpharetta, GA 30202

Knut T. Rosvold                                19.8                    148,500                     594,000
2880 Holcomb Bridge Road
Bldg. B-9, Suite 588
Alpharetta, GA 30202

Oystein Frafjord                               19.8                    148,500                     594,000
2880 Holcomb Bridge Road
Bldg. B-9, Suite 588
Alpharetta, GA 30202


                                              ------                 ---------                   ---------
                                                200                  1,500,000                   6,000,000

                                  EXHIBIT "B"

                    TO AGREEMENT AND PLAN OF REORGANIZATION

                 Form of Amendment to Articles of Incorporation

                            CERTIFICATE OF AMENDMENT

                                     TO THE

                           ARTICLES OF INCORPORATION

                                       OF

                           MAILE INTERNATIONAL, INC.

         Pursuant to the applicable provisions of the Nevada Business Corporations Act, Maile International, Inc. (the "Corporation") adopts the following Articles of Amendment to its Articles of Incorporation:

          FIRST: The present name of the Corporation is Maile International, Inc.

         SECOND: The following amendments to its Articles of Incorporation were adopted by the board of directors and by majority consent of shareholders of the Corporation in the manner prescribed by applicable law.

          The Article entitled ARTICLE I - NAME, is amended to read as follows:

                                ARTICLE I - NAME

          The name of the corporation shall be: Simex/NK Technologies, Inc.

         The Article entitled ARTICLE IV - AUTHORIZED SHARES, is amended to read as follows:

                         ARTICLE IV - AUTHORIZED SHARES

         The Corporation is authorized to issue (a) 5,000,000 shares of preferred stock having a par value of $0.001 per share (hereinafter referred to as "Preferred Stock"), (b) 50,000,000 shares of common stock having a par value $0.001 per share (hereinafter referred to as "Common Stock") and (c) 1,130,000 shares of Series A Cumulative Preferred Stock (hereinafter referred to as "Series A Preferred Stock"). Shares of any class of stock may be issued, without shareholder action.

A.       General Powers

         The board of directors of this Corporation is hereby expressly granted authority as to the Preferred Stock and Common Stock, without shareholder action, and within the limits set forth in the Nevada Revised Statutes, to:

         1. Designate in whole or in part, the powers, preferences, limitations, and relative rights, of any class of shares before the issuance of any shares of that class;

         2. Create one or more series within a class of shares, fix the number of shares of each such series, and designate, in whole or part, the powers, preferences, limitations, and relative rights of the series, all before the issuance of any shades of that series;

         3. Alter or revoke the powers, preferences, limitations and relative rights granted to or imposed upon any wholly unissued class of shares or any wholly unissued series of any class of shares; or

         4. Increase or decrease the number of shares constituting any series, the number of shares of which was originally fixed by the board of directors, either before or after the issuance of shares of the series; provided that, the number may not be decreased below the number of shares of the series then outstanding, or increased above the total number of authorized shares of the applicable class of shares available for designation as a part of the series.

         The allocation between the classes, or among the series of each class, of unlimited voting rights and the right to receive the net assets of the Corporation upon dissolution, shall be as designated by the board of directors. All rights accruing to the outstanding shares of the Corporation not expressly provided for to the contrary herein or in the Corporation's bylaws or in any amendment hereto or thereto shall be vested in the Common Stock. Accordingly, unless and until otherwise designated by the board of directors of the Corporation, and subject to any superior rights as so designated, the Common Stock shall have unlimited voting rights and be entitled to receive the net assets of the Corporation upon dissolution.

B.       SERIES A CONVERTIBLE CUMULATIVE PREFERRED STOCK

         1. DESIGNATION AND AMOUNT. This series of Preferred Stock shall be designated "Series A Convertible Cumulative Preferred Stock" and the authorized number of shares constituting such series shall be 1,130,000. The par value of the Series A Preferred Stock shall be $0.001 per share.

         2.       DIVIDENDS

                  (a) The holders of shares of Series A Preferred Stock shall be entitled to receive, out of any assets at the time legally available therefor and when, as and if declared by the Board of Directors, cumulative dividends at the rate of eight percent (8%) per share per annum based on a liquidation value of $1.90 per share, and no more, payable to holders of record in cash, accruing, without interest thereon, from the initial date of issuance, and first payable in arrears, as soon as practicable after December 31, 1998, for the period ending December 31, 1998, and thereafter for the period ending December 31 st of each year that any such shares shall be outstanding. Such dividends on Series A Preferred Stock are prior and in preference to any declaration or payment of any distribution (as defined below) on any other outstanding shares of preferred stock or the common stock of this Corporation. Such dividends shall accrue on each share of Series A Preferred Stock from day to day from the date of initial issuance thereof whether or not earned or declared so that if such dividends with respect to any previous dividend period at the rate provided for herein have not been paid on, or declared and set apart for, all shares of Series A

         Preferred Stock at the time outstanding, the deficiency shall (without interest thereon) be fully paid on, or declared and set apart for, such shares before any distribution shall be paid on, or declared and set apart for any other outstanding shares of preferred stock or common stock.

         (b) For purposes hereof, unless the context otherwise requires, "distribution" shall mean the transfer of cash or property without consideration, whether by way of dividend or otherwise, payable upon shares of capital stock of the Corporation other than in common stock, or the purchase or redemption of shares of this Corporation (other than conversions set forth in Paragraph 2 below or repurchases of common stock held by employees or consultants of this Corporation upon termination of their employment or services pursuant to agreements providing for such repurchase) for cash or property, including any such transfer, purchase or redemption by a subsidiary of this Corporation.

3.       CONVERSION

         (a) At any time after the three (3) month anniversary of the initial issuance of the Series A Preferred Stock, the Corporation may, at the option of the Board of Directors, convert all or part of the outstanding shares of the Series A Preferred Stock at the conversion rate set forth in subparagraph (c) below, provided that the Corporation shall give written notice by mail, postage prepaid, to the holders of such stock to be converted at least ten (10) days prior to the date specified for conversion (the "Conversion Date"). Such notice shall be addressed to each such shareholder at the address of such holder appearing on the books of the Corporation or given by such holder to the Corporation for the purpose of notice, or if no such address appears or is so given, at the place where the principal office of the Corporation is located. Such notice shall state the Conversion Date, the Conversion Rate (as hereinafter defined), the number of shares of Series A Preferred Stock of such holders, to be converted and shall call upon such holder to surrender to the Corporation on the Conversion Date at the place designated in the notice such holder's converted stock. On or after the Conversion Date, each holder of shares of Series A Preferred Stock called for conversion shall surrender the certificate evidencing such shares to the Corporation at the place designated in such notice and shall thereupon be entitled to receive shares of the Corporation's common stock at the Conversion Rate. If less than all of the outstanding shares of Series A Preferred Stock, treated as one class, are to be converted, then the Corporation shall convert a pro rata portion from each holder of such stock according to the respective number of shares of such stock held by such holder.

         (b) At any time, on or after the three (3) month anniversary of the initial issuance of the Series A Preferred Stock, any holder of outstanding shares of Series A Preferred Stock may, at its option, convert all or part of the outstanding shares of the Series A Preferred Stock held by it at the Conversion Rate set forth in subparagraph (c) below, provided that said holder shall give written notice by mail, postage prepaid, to the Corporation of such stock to be converted at least ten (10) days prior to the Conversion Date. Such notice shall state the Conversion Date, the number of shares of Series A Preferred Stock of such holders to be converted and the agreement of such holder(s) to surrender to the Corporation on the Conversion Date at the Corporation's principal place of business or such other place designated by the Corporation such holder's conversion stock. On or after the Conversion Date, each holder of shares of Series A Preferred Stock requesting conversion shall surrender the certificate evidencing such shares to the Corporation at the place designated by the Corporation and shall thereupon be entitled to received shares of common stock at the Conversion Rate.

         (c) The Series A Preferred Stock shall be converted at the rate of one share of the Corporation's common stock for each share of Series A Preferred Stock. At the time of conversion all accumulated and unpaid dividends to the Conversion Date shall be paid in cash.

         (d) From and after the Conversion Date the holders of the shares of the Series A Preferred Stock called for conversion shall cease to have any rights as Series A Preferred stockholders of the Corporation.

         (e) There shall be no conversion of any shares of Preferred Stock of the Corporation where such action would be in violation of applicable law.

         (f) The shares of the Corporation's common stock issued in the conversion of Series A Preferred stock shall be restricted stock issued pursuant to an exemption from registration under the Securities Act of 1933. The recipient of said common stock shall make such representations as are required by the Corporation so as to qualify for said exemptions from registration.

         (g) The Corporation hereby undertakes, as soon as practicable after the Conversion Date, to use its best and most diligent efforts to prepare and file a registration statement under the Securities Act of 1933 (the "Act") to register for resale said shares of common stock and to pursue the same with diligence to effectiveness. All costs and expenses associated with the preparation, filing and completion of such registration statement (other than brokers' commissions) shall be borne by the Company. The Company will also use its best efforts to qualify the shares for sale in various state as required by applicable law.

         (h) The number of shares of common stock issuable upon conversion of the Series A Preferred Stock shall be adjusted to reflect an equivalent number of shares, as required, to reflect any stock split or similar recapitalization of the Corporation's outstanding common stock.

         (i) The Corporation shall reserve and shall have at all times available the shares of common stock issuable upon conversion of the Series A Preferred Stock.

4.       PREFERENCES ON LIQUIDATION.

         (a) Subject to Paragraph 8 below, in the event of any voluntary or involuntary liquidation, dissolution, or winding up of the Corporation, the holders of shares of the Series A Preferred Stock then outstanding, shall be entitled to be paid, out of the assets of the Corporation available for distribution to its stockholders, whether from capital, surplus or earnings, before any payment shall be made in respect of the Corporation's common stock, an amount equal to $1.90 per share, plus all accrued and unpaid dividends thereon to the date fixed for distribution. After setting apart or paying in full the preferential amounts due the holders of the Series A Preferred Stock, the remaining assets of the Corporation available for distribution to stockholders, if any, shall be distributed exclusively to the holders of common stock, each such issued and outstanding share of common stock entitling the holder thereof to receive an equal proportion of said remaining assets. If upon liquidation, dissolution, or winding up of the Corporation, the assets of the Corporation available for distribution to its shareholders shall be insufficient to pay the holders of the Series A Preferred Stock the full amounts to which they respectively shall be entitled, the holders of such stock shall share ratably in any distribution of assets according to the respective amounts which would be payable in respect of the shares held by them upon such distribution if all amounts payable on or with respect to said shares were paid in full.

          (b) In the event of any voluntary or involuntary liquidation, dissolution, or winding up of the Corporation, the Corporation shall, within ten
(10) days after the date the Board of Directors approves such action, or within twenty (20) days prior to any shareholder's meeting called to approve such action, or within twenty (20) days after the commencement of any involuntary proceeding, whichever is earlier, give each holder of shares of Series A Preferred Stock initial written notice of the proposed action. Such initial written notice shall describe the material terms and conditions of such proposed action, including a description of the stock, cash, and property to be received by the holders of shares of Series A Preferred Stock upon consummation of the proposed action and the date of delivery thereof. If any material change in the facts set forth in the initial notice shall occur, the Corporation shall promptly give written notice to each holder of shares of Series A Preferred Stock of such material change. The Corporation shall not consummate any voluntary or involuntary liquidation, dissolution, or winding up of the Corporation before the expiration of twenty (20) days after the mailing of the initial notice or ten (10) days after the mailing of any subsequent written notice, whichever is later; provided that any such twenty-day or ten-day period may be shortened upon the written consent of the holders of a majority of the outstanding shares of Series A Preferred Stock.

          (c) In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Corporation which will involve the distribution of assets other than cash, the Corporation shall promptly engage competent independent appraisers to determine the value of the assets to be distributed to the holders of shares of Series A Preferred Stock and the holders of shares of common stock (it being understood that with respect to the valuation of securities, the Corporation shall engage such appraiser as shall be approved by the holders of a majority of shares of the Corporation's outstanding Series A Preferred Stock). The Corporation shall, upon receipt of such appraiser s valuation, give prompt written notice to each holder of shares of Series A Preferred Stock of the appraiser's valuation.

5.        VOTING RIGHTS

          The holders of Series A Preferred Stock shall be entitled to one vote per share of Series A Preferred Stock outstanding as to all matters upon which shareholders of common stock are entitled to vote.

6.       PREEMPTIVE RIGHTS

         The Series A Preferred Stock is not entitled to any preemptive or subscription rights in respect of any securities of the Corporation.

7.       STATUS

         In case any outstanding shares of Series A Preferred Stock shall be converted, the shares so converted shall be deemed to be permanently canceled and shall not resume the status of authorized but unissued shares of Series A Preferred Stock.

8.       RANKING: CHANGES AFFECTING SERIES A

                  (a) The Series A Preferred Stock shall, with respect to dividend rights and rights on liquidation, winding up and dissolution, rank senior to any of the Corporation's common stock and any other class or series of stock of the Corporation. The approval of the holders of a majority of the issued and outstanding shares of Series A Preferred Stock shall be required for the authorization or issuance of any shares of any class or series of stock of the Company, which is proposed to rank senior or on a parity with the Series A Preferred Stock.

                  (b) So long as any shares of Series A Preferred Stock are outstanding, the Corporation shall not (i) alter or change any of the powers, preferences, privileges, or rights of the Series A Preferred Stock; or (ii) amend the provisions of this paragraph (8); or (iii) create any new class or series of shares having preferences prior to or being on a parity with the Series A Preferred Stock as to dividends or liquidations; in each case, without first obtaining the approval by vote or written consent, in the manner provided by law, of the holders of at least a majority of the total number of outstanding shares of the Series A Preferred Stock, as to changes affecting the Series A Preferred Stock.

THIRD: The Corporation has effectuated, effective with the commencement of business on Wednesday, April 29, 1998, a 1 for 2.21 reverse stock split as to its shares of common stock outstanding as of the opening of business on April 28, 1998, which decreases the outstanding shares as of that date from 5,559,291 shares to 2,512,857 shares. The reverse split shall not change the authorized capital stock of the Corporation.

FOURTH: The number of shares of the Corporation outstanding and entitled to vote at the time of the adoption of said amendment was 5,559,291.

FIFTH: The number of shares voted for such amendments was 3,000,000 (54%) and no shares were voted against such amendment.

DATED this _____ day of April, 1998.


                                    MAILE INTERNATIONAL, INC.



                                    By: /s/ Clark Mower
                                        --------------------------------------
                                        Clark Mower, President/Secretary

                                  VERIFICATION

STATE OF UTAH                  )
                               :  ss.
COUNTY OF SALT LAKE            )

         The undersigned being first duly sworn, deposes and states: that the undersigned is the President of Maile International, Inc., that the undersigned has read the Certificate of Amendment and knows the contents thereof and that the same contains a truthful statement of the Amendment duly adopted by the board of directors and stockholders of the Corporation.



                                           /s/ Clark Mower
                                           ----------------------------------
                                           Clark Mower, President



STATE OF UTAH                  )
                               :  ss.
COUNTY OF SALT LAKE            )

         Before me the undersigned Notary Public in and for the said County and State, personally appeared the President and Secretary of Maile International, Inc. a Nevada corporation, and signed the foregoing Articles of Amendment as their own free and voluntary acts and deeds pursuant to a corporate resolution for the uses and purposes set forth.

    IN WITNESS WHEREOF, I have set my hand and seal this _____ day of April, 1998.




                                           ----------------------------------
                                           NOTARY PUBLIC



Notary Seal:

                                  EXHIBIT "C"

                    TO AGREEMENT AND PLAN OF REORGANIZATION

                           Form of Investment Letter

                               INVESTMENT LETTER

TO THE BOARD OF DIRECTORS OF MAILE INTERNATIONAL, INC. ("CORPORATION")

         The undersigned hereby represents to the Corporation, that (1) the shares of the Corporation's common stock (the "Securities") which are being acquired by the undersigned are being acquired for his own account and for investment and not with a view to the public resale or distribution thereof;
(2) the undersigned will not sell, transfer or otherwise dispose of the securities except in compliance with the Securities Act of 1933, as amended (the "Act"); and (3) he is aware that the Securities are "restricted securities" as that term is defined in Rule 144 or the General Rules and Regulations under the Act.

         The undersigned hereby agrees to not transfer the Securities or any interest therein outside of the United States without the express written permission of the Corporation.

         The undersigned acknowledges that he has been afforded access to all disclosure documents and information regarding the Corporation.

         The undersigned further acknowledges that he has had an opportunity to ask questions of and receive answers from duly designated representatives of the Corporation concerning the terms and conditions pursuant to which the Securities are being purchased. The undersigned acknowledges that he has been afforded an opportunity to examine such documents and other information which he has requested for the purpose of verifying the information set forth in the documents referred to above.

         The undersigned acknowledges and understands that the Securities are unregistered and must be held indefinitely unless they are subsequently registered under the Act or an exemption from such registration is available.

         The undersigned further acknowledges that he is fully aware of the applicable limitations on the resale of the Securities. These restrictions for the most part are set forth in Rule 144. The Rule permits sales of "restricted securities" upon compliance with the requirements of such Rule. If the Rule is available to the undersigned, the undersigned may make only routine sales of securities, in limited amounts, in accordance with the terms and conditions of that Rule.

         The Company is the only person which may register its Securities under the Act and it currently is not contemplating registering any of its Securities. Furthermore, the Company has not made any representations, warranties or covenants to the undersigned regarding registration of the Securities or compliance with any exemption under the Act.

         By reason of my knowledge and experience in financial and business matters in general, and investments in particular, I am capable of evaluating the merits and risks of an investment by me in the Securities.

         I am capable of bearing the economic risks of an investment in the Securities. I fully understand the speculative nature of the Securities.

         My present financial condition is such that I am under no present or contemplated future need to dispose of any portion of the Securities to satisfy any existing or contemplated undertaking, need, or indebtedness.

         Any and all certificates representing the Securities, and any and all securities issued in replacement thereof or in exchange therefor, shall bear the following legend, which the undersigned has read and understands:

                  The shares represented by this Certificate have not been registered under the Securities Act of 1933 (the "Act") and are "restricted securities" as that term is defined in Rule 144 under the Act. The shares may not be offered for sale, sold or otherwise transferred except pursuant to an effective registration statement under the Act or pursuant to an exemption from registration under the Act, the availability of which is to be established to the satisfaction of the Company.

         The undersigned further agrees that the Corporation shall have the right to issue stop-transfer instructions to its transfer agent and acknowledges that the Corporation has informed the undersigned of its intention to issue such instructions.

                                 Very truly yours,



                                 /s/ Elmer Lunde
                                 -------------------------------------------

                                 Date: ___________________________, 199_____

                               INVESTMENT LETTER

TO THE BOARD OF DIRECTORS OF MAILE INTERNATIONAL, INC. ("CORPORATION")

         The undersigned hereby represents to the Corporation, that (1) the shares of the Corporation's common stock (the "Securities") which are being acquired by the undersigned are being acquired for his own account and for investment and not with a view to the public resale or distribution thereof;
(2) the undersigned will not sell, transfer or otherwise dispose of the securities except in compliance with the Securities Act of 1933, as amended (the "Act"); and (3) he is aware that the Securities are "restricted securities" as that term is defined in Rule 144 or the General Rules and Regulations under the Act.

         The undersigned hereby agrees to not transfer the Securities or any interest therein outside of the United States without the express written permission of the Corporation.

         The undersigned acknowledges that he has been afforded access to all disclosure documents and information regarding the Corporation.

         The undersigned further acknowledges that he has had an opportunity to ask questions of and receive answers from duly designated representatives of the Corporation concerning the terms and conditions pursuant to which the Securities are being purchased. The undersigned acknowledges that he has been afforded an opportunity to examine such documents and other information which he has requested for the purpose of verifying the information set forth in the documents referred to above.

         The undersigned acknowledges and understands that the Securities are unregistered and must be held indefinitely unless they are subsequently registered under the Act or an exemption from such registration is available.

         The undersigned further acknowledges that he is fully aware of the applicable limitations on the resale of the Securities. These restrictions for the most part are set forth in Rule 144. The Rule permits sales of "restricted securities" upon compliance with the requirements of such Rule. If the Rule is available to the undersigned, the undersigned may make only routine sales of securities, in limited amounts, in accordance with the terms and conditions of that Rule.

         The Company is the only person which may register its Securities under the Act and it currently is not contemplating registering any of its Securities. Furthermore, the Company has not made any representations, warranties or covenants to the undersigned regarding registration of the Securities or compliance with any exemption under the Act.

         By reason of my knowledge and experience in financial and business matters in general, and investments in particular, I am capable of evaluating the merits and risks of an investment by me in the Securities.

         I am capable of bearing the economic risks of an investment in the Securities. I fully understand the speculative nature of the Securities.

         My present financial condition is such that I am under no present or contemplated future need to dispose of any portion of the Securities to satisfy any existing or contemplated undertaking, need, or indebtedness.

         Any and all certificates representing the Securities, and any and all securities issued in replacement thereof or in exchange therefor, shall bear the following legend, which the undersigned has read and understands:

                  The shares represented by this Certificate have not been registered under the Securities Act of 1933 (the "Act") and are "restricted securities" as that term is defined in Rule 144 under the Act. The shares may not be offered for sale, sold or otherwise transferred except pursuant to an effective registration statement under the Act or pursuant to an exemption from registration under the Act, the availability of which is to be established to the satisfaction of the Company.

         The undersigned further agrees that the Corporation shall have the right to issue stop-transfer instructions to its transfer agent and acknowledges that the Corporation has informed the undersigned of its intention to issue such instructions.

                               Very truly yours,



                               /s/ Oystein Frafjord
                               ----------------------------------------------
                               Oystein Frafjord

                               Date:  April ______, 1998

                               INVESTMENT LETTER

TO THE BOARD OF DIRECTORS OF MAILE INTERNATIONAL, INC. ("CORPORATION")

         The undersigned hereby represents to the Corporation, that (1) the shares of the Corporation's common stock (the "Securities") which are being acquired by the undersigned are being acquired for his own account and for investment and not with a view to the public resale or distribution thereof;
(2) the undersigned will not sell, transfer or otherwise dispose of the securities except in compliance with the Securities Act of 1933, as amended (the "Act"); and (3) he is aware that the Securities are "restricted securities" as that term is defined in Rule 144 or the General Rules and Regulations under the Act.

         The undersigned hereby agrees to not transfer the Securities or any interest therein outside of the United States without the express written permission of the Corporation.

         The undersigned acknowledges that he has been afforded access to all disclosure documents and information regarding the Corporation.

         The undersigned further acknowledges that he has had an opportunity to ask questions of and receive answers from duly designated representatives of the Corporation concerning the terms and conditions pursuant to which the Securities are being purchased. The undersigned acknowledges that he has been afforded an opportunity to examine such documents and other information which he has requested for the purpose of verifying the information set forth in the documents referred to above.

         The undersigned acknowledges and understands that the Securities are unregistered and must be held indefinitely unless they are subsequently registered under the Act or an exemption from such registration is available.

         The undersigned further acknowledges that he is fully aware of the applicable limitations on the resale of the Securities. These restrictions for the most part are set forth in Rule 144. The Rule permits sales of "restricted securities" upon compliance with the requirements of such Rule. If the Rule is available to the undersigned, the undersigned may make only routine sales of securities, in limited amounts, in accordance with the terms and conditions of that Rule.

         The Company is the only person which may register its Securities under the Act and it currently is not contemplating registering any of its Securities. Furthermore, the Company has not made any representations, warranties or covenants to the undersigned regarding registration of the Securities or compliance with any exemption under the Act.

         By reason of my knowledge and experience in financial and business matters in general, and investments in particular, I am capable of evaluating the merits and risks of an investment by me in the Securities.

         I am capable of bearing the economic risks of an investment in the Securities. I fully understand the speculative nature of the Securities.

         My present financial condition is such that I am under no present or contemplated future need to dispose of any portion of the Securities to satisfy any existing or contemplated undertaking, need, or indebtedness.

         Any and all certificates representing the Securities, and any and all securities issued in replacement thereof or in exchange therefor, shall bear the following legend, which the undersigned has read and understands:

                  The shares represented by this Certificate have not been registered under the Securities Act of 1933 (the "Act") and are "restricted securities" as that term is defined in Rule 144 under the Act. The shares may not be offered for sale, sold or otherwise transferred except pursuant to an effective registration statement under the Act or pursuant to an exemption from registration under the Act, the availability of which is to be established to the satisfaction of the Company.

         The undersigned further agrees that the Corporation shall have the right to issue stop-transfer instructions to its transfer agent and acknowledges that the Corporation has informed the undersigned of its intention to issue such instructions.

                                    Very truly yours,



                                    /s/ Elmer Lunde
                                    -----------------------------------------
                                    Elmer Lunde

                                    Date:  April 22, 1998

                               INVESTMENT LETTER

TO THE BOARD OF DIRECTORS OF MAILE INTERNATIONAL, INC. ("CORPORATION")

         The undersigned hereby represents to the Corporation, that (1) the shares of the Corporation's common stock (the "Securities") which are being acquired by the undersigned are being acquired for his own account and for investment and not with a view to the public resale or distribution thereof;
(2) the undersigned will not sell, transfer or otherwise dispose of the securities except in compliance with the Securities Act of 1933, as amended (the "Act"); and (3) he is aware that the Securities are "restricted securities" as that term is defined in Rule 144 or the General Rules and Regulations under the Act.

         The undersigned hereby agrees to not transfer the Securities or any interest therein outside of the United States without the express written permission of the Corporation.

         The undersigned acknowledges that he has been afforded access to all disclosure documents and information regarding the Corporation.

         The undersigned further acknowledges that he has had an opportunity to ask questions of and receive answers from duly designated representatives of the Corporation concerning the terms and conditions pursuant to which the Securities are being purchased. The undersigned acknowledges that he has been afforded an opportunity to examine such documents and other information which he has requested for the purpose of verifying the information set forth in the documents referred to above.

         The undersigned acknowledges and understands that the Securities are unregistered and must be held indefinitely unless they are subsequently registered under the Act or an exemption from such registration is available.

         The undersigned further acknowledges that he is fully aware of the applicable limitations on the resale of the Securities. These restrictions for the most part are set forth in Rule 144. The Rule permits sales of "restricted securities" upon compliance with the requirements of such Rule. If the Rule is available to the undersigned, the undersigned may make only routine sales of securities, in limited amounts, in accordance with the terms and conditions of that Rule.

         The Company is the only person which may register its Securities under the Act and it currently is not contemplating registering any of its Securities. Furthermore, the Company has not made any representations, warranties or covenants to the undersigned regarding registration of the Securities or compliance with any exemption under the Act.

         By reason of my knowledge and experience in financial and business matters in general, and investments in particular, I am capable of evaluating the merits and risks of an investment by me in the Securities.

         I am capable of bearing the economic risks of an investment in the Securities. I fully understand the speculative nature of the Securities.

         My present financial condition is such that I am under no present or contemplated future need to dispose of any portion of the Securities to satisfy any existing or contemplated undertaking, need, or indebtedness.

         Any and all certificates representing the Securities, and any and all securities issued in replacement thereof or in exchange therefor, shall bear the following legend, which the undersigned has read and understands:

                  The shares represented by this Certificate have not been registered under the Securities Act of 1933 (the "Act") and are "restricted securities" as that term is defined in Rule 144 under the Act. The shares may not be offered for sale, sold or otherwise transferred except pursuant to an effective registration statement under the Act or pursuant to an exemption from registration under the Act, the availability of which is to be established to the satisfaction of the Company.

         The undersigned further agrees that the Corporation shall have the right to issue stop-transfer instructions to its transfer agent and acknowledges that the Corporation has informed the undersigned of its intention to issue such instructions.

                                Very truly yours,



                                /s/ Knut T. Rosvold
                                --------------------------------------------
                                Knut T. Rosvold

                                Date:  April 22, 1998

                               INVESTMENT LETTER

TO THE BOARD OF DIRECTORS OF MAILE INTERNATIONAL, INC. ("CORPORATION")

         The undersigned hereby represents to the Corporation, that (1) the shares of the Corporation's common stock (the "Securities") which are being acquired by the undersigned are being acquired for his own account and for investment and not with a view to the public resale or distribution thereof;
(2) the undersigned will not sell, transfer or otherwise dispose of the securities except in compliance with the Securities Act of 1933, as amended (the "Act"); and (3) he is aware that the Securities are "restricted securities" as that term is defined in Rule 144 or the General Rules and Regulations under the Act.

         The undersigned hereby agrees to not transfer the Securities or any interest therein outside of the United States without the express written permission of the Corporation.

         The undersigned acknowledges that he has been afforded access to all disclosure documents and information regarding the Corporation.

         The undersigned further acknowledges that he has had an opportunity to ask questions of and receive answers from duly designated representatives of the Corporation concerning the terms and conditions pursuant to which the Securities are being purchased. The undersigned acknowledges that he has been afforded an opportunity to examine such documents and other information which he has requested for the purpose of verifying the information set forth in the documents referred to above.

         The undersigned acknowledges and understands that the Securities are unregistered and must be held indefinitely unless they are subsequently registered under the Act or an exemption from such registration is available.

         The undersigned further acknowledges that he is fully aware of the applicable limitations on the resale of the Securities. These restrictions for the most part are set forth in Rule 144. The Rule permits sales of "restricted securities" upon compliance with the requirements of such Rule. If the Rule is available to the undersigned, the undersigned may make only routine sales of securities, in limited amounts, in accordance with the terms and conditions of that Rule.

         The Company is the only person which may register its Securities under the Act and it currently is not contemplating registering any of its Securities. Furthermore, the Company has not made any representations, warranties or covenants to the undersigned regarding registration of the Securities or compliance with any exemption under the Act.

         By reason of my knowledge and experience in financial and business matters in general, and investments in particular, I am capable of evaluating the merits and risks of an investment by me in the Securities.

         I am capable of bearing the economic risks of an investment in the Securities. I fully understand the speculative nature of the Securities.

         My present financial condition is such that I am under no present or contemplated future need to dispose of any portion of the Securities to satisfy any existing or contemplated undertaking, need, or indebtedness.

         Any and all certificates representing the Securities, and any and all securities issued in replacement thereof or in exchange therefor, shall bear the following legend, which the undersigned has read and understands:

                  The shares represented by this Certificate have not been registered under the Securities Act of 1933 (the "Act") and are "restricted securities" as that term is defined in Rule 144 under the Act. The shares may not be offered for sale, sold or otherwise transferred except pursuant to an effective registration statement under the Act or pursuant to an exemption from registration under the Act, the availability of which is to be established to the satisfaction of the Company.

         The undersigned further agrees that the Corporation shall have the right to issue stop-transfer instructions to its transfer agent and acknowledges that the Corporation has informed the undersigned of its intention to issue such instructions.

                                    Very truly yours,



                                    /s/ Kjell I. Jaglid
                                    -----------------------------------------
                                    Kjell I. Jagelid


                                    Date:  April 27, 1998